UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 14, 2021, Professional Diversity Network, Inc., a Delaware corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 9,445,325 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2021, are as follows:

Proposal 1: The Company’s stockholders elected the following five nominees as directors, to serve until the next annual meeting of stockholders of the Company and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes
Michael Belsky	8,349,682	86,215	1,009,428
Haibin Gong	8,376,791	59,106	1,009,428
Grace Reyes	8,361,109	74,788	1,009,428
Courtney Shea	8,347,282	88,615	1,009,428
Hao (Howard) Zhang	8,376,711	59,186	1,009,428

Proposal 2: The Company’s stockholders voted to ratify the appointment of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 by the following vote:

For	Against	Abstentions
9,396,166	48,639	520

Proposal 3: The Company’s stockholders voted to ratify the compensation of our named executive officers by the following vote:

For	Against	Abstentions
8,368,298	65,814	1,785

Proposal 4: The Company’s stockholders voted to approve the Amended and Restated Professional Diversity Network, Inc. 2013 Equity Compensation Plan by the following vote:

For	Against	Abstentions
8,360,536	73,556	1,805

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: June 14, 2021	/s/ Adam He
Adam He, Chief Executive Officer